UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report September 18, 1998


                      COMMERCIAL MORTGAGE ACCEPTANCE CORP.
             (Exact name of registrant as specified in its charter)


      Missouri                      333-60749                 43-1681393
(State or other jurisdiction   (Commission File Number)   (I.R.S. Employer
of incorporation)                                          Identification)


           210 West 10th Street, 6th Floor, Kansas City Missouri       64105
                 (Address of principal executive offices)           (zip code)


        Registrant's telephone number, including area code: 816-435-5000


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Item 7.         Financial Statements, Pro Forma Financial Information and
                Exhibits

Exhibit 99.1 Computational Materials for Commercial Mortgage Pass-Through Certificates Series 1998-C2 (filed in paper pursuant to Rule 311(i) of Regulation S-T).




                                   SIGNATURES
                                   ----------

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          COMMERCIAL MORTGAGE ACCEPTANCE CORP.

                          By: /s/ Clarence A. Krantz
                          Name:   Clarence A. Krantz
                          Title:  Executive Vice President

Date:   September 21, 1998